American Century Capital Portfolios, Inc. Prospectus Supplement Global Real Estate Fund Real Estate Fund
Supplement dated October 31, 2012 ¡ Prospectus dated August 1, 2012

At a meeting on September 13, 2012, the funds’ board of directors approved a change to each fund’s distribution policy to permit the payment of return of capital distributions to shareholders. In addition, the funds’ board of directors approved the change of each fund’s fiscal year end from March 31 to October 31, beginning on October 31, 2012.

The following is added as the last paragraph of the Taxes section on page 24 of the prospectus.

Note on Tax Reporting

If you invest in other American Century Investments funds, you may receive tax reporting documents (such as Forms 1099-B, 1099-DIV, 1099-INT and 1099-R, if applicable) for such other funds prior to receiving the 1099-DIV or 1099-B for the fund.  The separate mailing of these forms for the fund allows American Century Investments additional time to incorporate necessary information related to its investments in REITs.  Since a portion of the dividends paid by REITs may represent a return of capital to the fund, such distributions may result in a portion of the fund's distributions being classified as a return of capital.  REITs typically do not indicate what proportion of their dividends represent a return of capital in time to allow American Century Investments to include complete and accurate tax forms at the same time that tax forms are mailed for its other funds.  Although distributions classified as returns of capital (which are listed as "nontaxable distributions" on Form 1099-DIV) are not taxable to you, these distributions reduce the cost basis of your investment in the fund and affect information contained on the 1099-B.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-76794   1210